Exhibit 99.1

Axcella Therapeutics Announces $34.2 Million Registered Direct Offering of Common Stock Priced At The Market: Appoints Two New Board Members

CAMBRIDGE, Mass., October 13, 2022 – Axcella Therapeutics (Nasdaq: AXLA), a clinical-stage biotechnology company pioneering a new approach to treat complex diseases using multi-targeted endogenous metabolic modulator (EMM) compositions, today announced that it has entered into a securities purchase agreement with investors in a registered direct offering of 20,847,888 shares of common stock (the “Shares”) at a purchase price of $1.64 per share, resulting in gross proceeds of $34.2 million, including $6.0 million received as the cancellation of indebtedness upon the conversion of unsecured subordinated convertible promissory notes held by Flagship Pioneering.

The offering closed on October 13, 2022. Since this offering was made without an underwriter or a placement agent, Axcella did not pay any underwriting discounts in connection with the transaction. Axcella intends to use the net proceeds from the offering together with existing cash and cash equivalents to advance the Long COVID program, including regulatory engagement and preparation for further clinical development; advance and complete enrollment of its EMMPACT Phase 2b clinical trial in non-alcoholic steatohepatitis (NASH); and for working capital and other general corporate purposes.

The Shares were offered pursuant to a shelf registration statement that was previously filed with the U.S. Securities and Exchange Commission (the “SEC”) and declared effective by the SEC on June 12, 2020. A final prospectus supplement, which contains additional information relating to the offering, has been filed with the SEC and is available on the SEC’s website at www.sec.gov.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the Shares, nor shall there be any sale of the Shares in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

“We believe investors were attracted by results from our Phase 2a Placebo Controlled Clinical Trial for Long COVID and positive interim data from our Phase 2b study of NASH. In addition to strong support from our largest current investors, this round of financing also included five investors who are new to Axcella as well as certain Directors and members of management of the company" said Bill Hinshaw, CEO of Axcella.

Simultaneous with the financing, the company is appointing Robert Rosiello and Torben Straight Nissen to its Board of Directors, and Mr. Rosiello also will become Chairman of the Board.  Mr. Rosiello is an Executive Partner of Flagship Pioneering, where he focuses on building capability to originate, manage, and grow new Flagship companies, and helps drive Flagship’s strategy, institution building, and growth initiatives. He came to Flagship after a thirty-year career at McKinsey advising CEOs and Boards of leading healthcare, technology and consumer companies.  He also has experience managing through periods of change in a public company as CFO, and he has start-up Board experience through his previous service on the board of Flagship company Inari.  Mr. Straight Nissen is a Senior Partner at Flagship Pioneering, where he is responsible for company creation in one of Flagship's newest growth vectors, Preemptive Health and Medicine.  He has provided executive and R&D leadership to biotech and pharmaceutical companies for more than twenty years.  Prior to joining Flagship, Mr. Straight Nissen headed up Strategic Portfolio Management for Pfizer's worldwide R&D organization where he oversaw Pfizer's portfolio spanning discovery to Phase 2b across all major therapeutic areas.

“Axcella’s emerging leadership in therapeutics for Long COVID and NASH make it an exciting time for the company, and I look forward to working with the Axcella management team and Board as we advance the platform and continue to build value in the company,” said Mr. Rosiello.

“Axcella has generated impressive clinical data that demonstrate the potential to harness the power of EMMs to tackle prevalent chronic conditions and I believe the company is now well positioned to provide safe and convenient orally delivered 1st line treatments for diseases with large unmet medical needs, such as NASH and Long COVID,” said Mr. Straight Nissen. “I look forward to working with Bill and his team to bring these important products to patients and their families.”

With Mr. Rosiello and Mr. Straight Nissen joining the Board, David Epstein will step down as Chairman and from the Board.  Mr. Epstein has been with the Company for five years and has seen the Company through important milestones with multiple phase 2 programs reporting positive data in large and unserved diseases and now wishes to focus on personal priorities.  Mr. Epstein remains highly supportive of the Company and will continue as a consultant to the Company.

Internet Posting of Information

Axcella uses the “Investors and News” section of its website, www.axcellatx.com, as a means of disclosing material nonpublic information, to communicate with investors and the public, and for complying with its disclosure obligations under Regulation FD. Such disclosures include, but may not be limited to, investor presentations and FAQs, Securities and Exchange Commission filings, press releases, and public conference calls and webcasts. The information that we post on our website could be deemed to be material information. As a result, we encourage investors, the media and others interested to review the information that we post there on a regular basis. The contents of our website shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

About Axcella Therapeutics (Nasdaq: AXLA)

Axcella is a clinical-stage biotechnology company pioneering a new approach to treat complex diseases using compositions of endogenous metabolic modulators (EMMs). The company’s product candidates are comprised of EMMs and derivatives that are engineered in distinct combinations and ratios to reset multiple biological pathways, improve cellular energetics, and restore homeostasis. Axcella’s pipeline includes lead therapeutic candidates in Phase 2 development for the treatment of Long COVID and NASH. The company’s unique model allows for the evaluation of its EMM compositions through non-IND clinical studies or IND clinical trials. For more information, please visit www.axcellatx.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, the anticipated closing date of the offering and use of proceeds from the offering, investor motivation to participate in the offering, the expected benefits of Mr. Rosiello’s and Mr. Straight Nissen’s service on the Board of Directors of Axcella and the potential for AXA1125 to serve as a first-line treatment option. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements in this press release are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this press release, including, without limitation, those related to the potential impact of COVID-19 on the company’s ability to conduct and complete its ongoing or planned clinical studies and clinical trials in a timely manner or at all due to patient or principal investigator recruitment or availability challenges, clinical trial site shutdowns or other interruptions and potential limitations on the quality, completeness and interpretability of data the company is able to collect in its clinical trials of AXA1125, other potential impacts on the company’s business and financial results, including with respect to its ability to raise additional capital and operational disruptions or delays, changes in law, regulations, or interpretations and enforcement of regulatory guidance, whether data readouts support the company’s clinical trial plans and timing, clinical trial design and target indications for AXA1125, the clinical development and safety profile of AXA1125 and their therapeutic potential, whether and when, if at all, the company’s product candidates will receive approval from the FDA or other comparable regulatory authorities, potential competition from other biopharma companies in the company’s target indications, and other risks identified in the company’s SEC filings, including Axcella’s Annual Report on Form 10-K, Quarterly Report on Form 10-Q and subsequent filings with the SEC. The company cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. Axcella disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions, or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements. Any forward-looking statements contained in this press release represent the company’s views only as of the date hereof and should not be relied upon as representing its views as of any subsequent date. The company explicitly disclaims any obligation to update any forward-looking statements.

Company Contact

Ashley Robinson

arr@lifesciadvisors.com

(617) 430-7577

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